Prospectus Supplement	March 21, 2017

Putnam International Capital Opportunities Fund
Prospectus dated December 30, 2016

Effective March 31, 2017, the sub-section Your fund's management in the section Fund summary is replaced in its entirety with the following:

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Karan Sodhi, Portfolio Manager, portfolio manager of the fund since 2017

Spencer Morgan, Portfolio Manager, Analyst, portfolio manager of the fund since 2017

Andrew Yoon, Portfolio Manager, Analyst, portfolio manager of the fund since 2017

Sub-advisor

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Effective March 31, 2017, the following replaces similar disclosure in the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund?:

• Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio	Joined	Employer	Positions over past five years
managers	fund

Karan Sodhi	2017	Putnam Management	Portfolio Manager
		2010 – Present	Previously, Analyst

Spencer Morgan	2017	Putnam Management	Portfolio Manager, Analyst
		2010 – Present	Previously, Analyst and Investment
			Associate

Andrew Yoon	2017	Putnam Management	Portfolio Manager, Analyst
		2011 – Present	Previously, Analyst, Equity Associate and
			Investment Associate

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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